Exhibit 99.2

Strategic Hotels & Resorts, Inc.
Supplemental Financial Information
September 30, 2012

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2012

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2012

CORPORATE INFORMATION
The Company
Strategic Hotels & Resorts, Inc. is an industry-leading owner and asset manager of high-end hotels and resorts. We own interests in or lease a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is currently made up of 18 properties totaling 8,271 rooms. We own interests in or lease unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.
We believe our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which we believe will provide attractive returns for our shareholders.
Strategic Hotels & Resorts, Inc. is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.
Fiscal Year End:
December 31
Number of Full-Time Equivalent Employees:
40
Corporate Headquarters:
200 West Madison Street, Suite 1700
Chicago, IL 60606
(312) 658-5000
Company Contacts:
Diane M. Morefield
Executive Vice President, Chief Financial Officer
(312) 658-5000
Jonathan P. Stanner
Vice President, Capital Markets and Treasurer
(312) 658-5000

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2012

Board of Directors
Raymond L. Gellein, Jr.
Chairman of the Board, Chief Executive Officer and President
Robert P. Bowen
Director and Chairman of the Audit Committee
James A. Jeffs
Director and Chairman of the Compensation Committee
William A. Prezant
Director and Chairman of the Corporate Governance and Nominating Committee
Kenneth Fisher
Director
Richard D. Kincaid
Director
Sir David M.C. Michels
Director
Eugene F. Reilly
Director
Sheli Z. Rosenberg
Director

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2012

Officers
Raymond L. Gellein, Jr.
Chief Executive Officer and President
Diane M. Morefield
Executive Vice President, Chief Financial Officer (Principal Financial Officer)
Richard J. Moreau
Executive Vice President, Chief Operating Officer
Stephen M. Briggs
Senior Vice President, Chief Accounting Officer (Principal Accounting Officer)
Paula C. Maggio
Executive Vice President, Secretary & General Counsel
Robert T. McAllister
Senior Vice President, Tax
Patricia A. Needham
Senior Vice President, Assistant Secretary
John K.T. Barrett
Senior Vice President, Asset Management
Gregory A. Brenner
Vice President, Controller
Michael A. Dalton
Vice President, Design
Eric D. Hassberger
Vice President, Asset Management
Thomas G. Healy
Senior Vice President, Asset Management
David R. Hogin, Jr.
Senior Vice President, Asset Management
James L. Porter
Vice President, Internal Audit
Jonathan P. Stanner
Vice President, Capital Markets and Treasurer
Cory P. Warning
Vice President, Investments

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2012

Equity Research Coverage

Firm	Analyst	Telephone

Bank of America Merrill Lynch	Andrew Didora	(646) 855-2924

Deutsche Bank North America	Carlo Santarelli	(212) 250-5815

Green Street Advisors	Enrique Torres	(949) 640-8780

International Strategy & Investment Group, Inc.	Ian Weissman	(212) 446-9461

JMP Securities	Will Marks	(415) 835-8944

J.P. Morgan Securities	Jonathan Mohraz	(212) 622-1111

Keefe, Bruyette & Woods	Smedes Rose	(212) 887-3696

Raymond James & Associates	William Crow	(727) 567-2594

Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262
Strategic Hotels & Resorts, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts, Inc.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts, Inc. or its management. Strategic Hotels & Resorts, Inc. does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2012

Financial Highlights
Supplemental Financial Data
(in thousands, except per share information)

	September 30, 2012
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	204,309	204,309
Operating partnership units outstanding	853	853
Restricted stock units outstanding	1,370	1,370
Value Creation Plan units outstanding under the deferral program	1,239	1,239
Combined shares and units outstanding	207,771	207,771
Common stock price at end of period	$6.01	$6.01
Common equity capitalization	$1,248,704	$1,248,704
Preferred equity capitalization (at $25.00 face value)	289,102	289,102
Consolidated debt	1,309,347	1,309,347
Pro rata share of unconsolidated debt	212,275	—
Pro rata share of consolidated debt	(138,648)	—
Cash and cash equivalents	(82,048)	(82,048)
Total enterprise value	$2,838,732	$2,765,105
Net Debt / Total Enterprise Value	45.8%	44.4%
Preferred Equity / Total Enterprise Value	10.2%	10.5%
Common Equity / Total Enterprise Value	44.0%	45.1%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2012 and 2011
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Revenues:
Rooms	$119,067	$110,048	$323,709	$310,330
Food and beverage	63,283	58,664	197,693	195,987
Other hotel operating revenue	21,040	19,939	59,338	59,860
Lease revenue	1,175	1,255	3,505	3,747
Total revenues	204,565	189,906	584,245	569,924
Operating Costs and Expenses:
Rooms	32,069	29,283	90,628	85,728
Food and beverage	47,355	45,345	143,065	142,010
Other departmental expenses	52,908	51,358	153,557	155,856
Management fees	6,182	5,879	18,012	18,203
Other hotel expenses	13,988	12,672	40,360	39,497
Lease expense	1,114	1,249	3,425	3,702
Depreciation and amortization	25,649	25,526	76,416	86,222
Corporate expenses	6,956	(2,228)	23,632	24,206
Total operating costs and expenses	186,221	169,084	549,095	555,424
Operating income	18,344	20,822	35,150	14,500
Interest expense	(19,942)	(21,838)	(58,627)	(67,148)
Interest income	42	41	122	124
Loss on early extinguishment of debt	—	(399)	—	(1,237)
Loss on early termination of derivative financial instruments	—	—	—	(29,242)
Equity in losses of unconsolidated affiliates	(2,257)	(1,867)	(2,054)	(6,266)
Foreign currency exchange (loss) gain	(996)	(209)	(1,169)	77
Other income, net	436	355	1,365	4,716
Loss before income taxes and discontinued operations	(4,373)	(3,095)	(25,213)	(84,476)
Income tax benefit (expense)	600	(867)	(215)	(279)
Loss from continuing operations	(3,773)	(3,962)	(25,428)	(84,755)
Income (loss) from discontinued operations, net of tax	—	19	(535)	101,215
Net (loss) income	(3,773)	(3,943)	(25,963)	16,460
Net loss (income) attributable to the noncontrolling interests in SHR's operating partnership	17	16	126	(70)
Net loss (income) attributable to the noncontrolling interests in consolidated affiliates	1,241	(254)	891	(997)
Net (loss) income attributable to SHR	(2,515)	(4,181)	(24,946)	15,393
Preferred shareholder dividends	(6,042)	(7,721)	(18,125)	(23,164)
Net loss attributable to SHR common shareholders	$(8,557)	$(11,902)	$(43,071)	$(7,771)
Basic Loss Per Share:
Loss from continuing operations attributable to SHR common shareholders	$(0.04)	$(0.06)	$(0.22)	$(0.62)
Income (loss) from discontinued operations attributable to SHR common shareholders	—	—	—	0.58
Net loss attributable to SHR common shareholders	$(0.04)	$(0.06)	$(0.22)	$(0.04)
Weighted average common shares outstanding	206,523	186,146	198,872	173,349
Diluted Loss Per Share:
Loss from continuing operations attributable to SHR common shareholders	$(0.05)	$(0.06)	$(0.22)	$(0.62)
Income (loss) from discontinued operations attributable to SHR common shareholders	—	—	—	0.58
Net loss attributable to SHR common shareholders	$(0.05)	$(0.06)	$(0.22)	$(0.04)
Weighted average common shares outstanding	218,182	186,146	198,872	173,349

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2012 and December 31, 2011
Consolidated Balance Sheets
(in thousands, except share data)

	September 30, 2012	December 31, 2011
Assets
Investment in hotel properties, net	$2,001,747	$1,692,431
Goodwill	40,359	40,359
Intangible assets, net of accumulated amortization of $10,295 and $8,915	30,971	30,635
Investment in unconsolidated affiliates	117,005	126,034
Cash and cash equivalents	82,048	72,013
Restricted cash and cash equivalents	49,026	39,498
Accounts receivable, net of allowance for doubtful accounts of $1,542 and $1,698	55,153	43,597
Deferred financing costs, net of accumulated amortization of $6,308 and $3,488	12,846	10,845
Deferred tax assets	2,600	2,230
Prepaid expenses and other assets	55,955	29,047
Total assets	$2,447,710	$2,086,689
Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable	$1,185,347	$1,000,385
Bank credit facility	124,000	50,000
Accounts payable and accrued expenses	245,149	249,179
Distributions payable	6,042	72,499
Deferred tax liabilities	47,305	47,623
Total liabilities	1,607,843	1,419,686
Noncontrolling interests in SHR’s operating partnership	5,129	4,583
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value per share; 4,148,141 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $105,907 and $130,148 in the aggregate)	99,995	99,995
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,615,375 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $92,249 and $112,775 in the aggregate)	87,064	87,064
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,827,727 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $97,667 and $119,377 in the aggregate)	92,489	92,489
Common shares ($0.01 par value per share; 350,000,000 and 250,000,000 common shares authorized; 204,308,710 and 185,627,199 common shares issued and outstanding)	2,043	1,856
Additional paid-in capital	1,735,395	1,634,067
Accumulated deficit	(1,215,567)	(1,190,621)
Accumulated other comprehensive loss	(58,261)	(70,652)
Total SHR’s shareholders’ equity	743,158	654,198
Noncontrolling interests in consolidated affiliates	91,580	8,222
Total equity	834,738	662,420
Total liabilities, noncontrolling interests and equity	$2,447,710	$2,086,689

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2012 and 2011
Discontinued Operations
The results of operations of hotels sold are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. The following hotel was sold during 2011 (in thousands):

Hotel	Date Sold	Net Sales Proceeds
Paris Marriott Champs Elysees (Paris Marriott)	April 6, 2011	$60,003
The following is a summary of income (loss) from discontinued operations for the three and nine months ended September 30, 2012 and 2011 (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Hotel operating revenues	$—	$—	$—	$9,743
Operating costs and expenses	—	(54)	—	9,456
Operating income	—	54	—	287
Foreign currency exchange (loss) gain	—	—	(535)	51
Other income, net	—	—	—	326
Income tax expense	—	—	—	(379)
(Loss) gain on sale	—	(35)	—	100,930
Income (loss) from discontinued operations	$—	$19	$(535)	$101,215

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2012 and 2011

Investments in Unconsolidated Affiliates
(in thousands)
On January 9, 2006, we purchased a 45% interest in the unconsolidated affiliate that owns the Hotel del Coronado. On February 4, 2011, we completed a recapitalization of the unconsolidated affiliate. As part of the recapitalization, a new unconsolidated affiliate was formed to own the Hotel del Coronado and to invest cash in the asset. Pursuant to the terms of the recapitalization, we became a limited partner in the new unconsolidated affiliate, and our ownership interest in the Hotel del Coronado decreased from 45% to 34.3%. On June 9, 2011, we completed a recapitalization of the Fairmont Scottsdale Princess hotel. As part of the recapitalization, our ownership interest in the Fairmont Scottsdale Princess hotel decreased from 100% to 50%. We account for these investments using the equity method of accounting.

	Three Months Ended September 30, 2012			Three Months Ended September 30, 2011
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$44,978	$10,607	$55,585	$43,417	$10,280	$53,697
Property EBITDA (100%)	$14,560	$(2,163)	$12,397	$16,995	$(2,452)	$14,543
Equity in earnings (losses) of unconsolidated affiliates (SHR ownership)
Property EBITDA	$4,994	$(1,082)	$3,912	$5,830	$(1,226)	$4,604
Depreciation and amortization	(1,711)	(1,774)	(3,485)	(1,665)	(1,806)	(3,471)
Interest expense	(2,522)	(191)	(2,713)	(2,648)	(198)	(2,846)
Other expenses, net	(19)	(5)	(24)	(83)	(96)	(179)
Income taxes	(74)	—	(74)	(125)	—	(125)
Equity in earnings (losses) of unconsolidated affiliates	$668	$(3,052)	$(2,384)	$1,309	$(3,326)	$(2,017)
EBITDA Contribution:
Equity in earnings (losses) of unconsolidated affiliates	$668	$(3,052)	$(2,384)	$1,309	$(3,326)	$(2,017)
Depreciation and amortization	1,711	1,774	3,485	1,665	1,806	3,471
Interest expense	2,522	191	2,713	2,648	198	2,846
Income taxes	74	—	74	125	—	125
EBITDA Contribution	$4,975	$(1,087)	$3,888	$5,747	$(1,322)	$4,425
FFO Contribution:
Equity in earnings (losses) of unconsolidated affiliates	$668	$(3,052)	$(2,384)	$1,309	$(3,326)	$(2,017)
Depreciation and amortization	1,711	1,774	3,485	1,665	1,806	3,471
FFO Contribution	$2,379	$(1,278)	$1,101	$2,974	$(1,520)	$1,454

	Nine Months Ended September 30, 2012			Nine Months Ended September 30, 2011
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$110,332	$56,735	$167,067	$106,404	$12,389	$118,793
Property EBITDA (100%)	$33,522	$9,743	$43,265	$34,748	$(3,196)	$31,552
Equity in losses of unconsolidated affiliates (SHR ownership)
Property EBITDA	$11,498	$4,871	$16,369	$12,022	$(1,598)	$10,424
Depreciation and amortization	(5,098)	(5,321)	(10,419)	(4,963)	(2,257)	(7,220)
Interest expense	(7,544)	(589)	(8,133)	(7,382)	(248)	(7,630)
Other expenses, net	(62)	(44)	(106)	(1,547)	(640)	(2,187)
Income taxes	293	—	293	554	—	554
Equity in losses of unconsolidated affiliates	$(913)	$(1,083)	$(1,996)	$(1,316)	$(4,743)	$(6,059)
EBITDA Contribution
Equity in losses of unconsolidated affiliates	$(913)	$(1,083)	$(1,996)	$(1,316)	$(4,743)	$(6,059)
Depreciation and amortization	5,098	5,321	10,419	4,963	2,257	7,220
Interest expense	7,544	589	8,133	7,382	248	7,630
Income taxes	(293)	—	(293)	(554)	—	(554)
EBITDA Contribution	$11,436	$4,827	$16,263	$10,475	$(2,238)	$8,237
FFO Contribution
Equity in losses of unconsolidated affiliates	$(913)	$(1,083)	$(1,996)	$(1,316)	$(4,743)	$(6,059)
Depreciation and amortization	5,098	5,321	10,419	4,963	2,257	7,220
FFO Contribution	$4,185	$4,238	$8,423	$3,647	$(2,486)	$1,161

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2012 and 2011

Investments in Unconsolidated Affiliates (Continued)
(in thousands)

Debt	Interest Rate		Spread over LIBOR		Loan Amount	Maturity (a)
Hotel del Coronado
CMBS Mortgage and Mezzanine	5.80%	(b)	480 bp	(b)	$425,000	March 2016
Cash and cash equivalents					(16,219)
Net Debt					$408,781
Fairmont Scottsdale Princess
CMBS Mortgage	0.57%		36 bp		$133,000	April 2015
Cash and cash equivalents					(4,290)
Net Debt					$128,710

(a)	Includes extension options.

(b)	Subject to a 1% LIBOR floor.

Caps	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
Hotel del Coronado
CMBS Mortgage and Mezzanine Loan Caps	February 2011	2.00%	$425,000	February 2013
CMBS Mortgage and Mezzanine Loan Caps	February 2013	2.50%	$425,000	March 2013
Fairmont Scottsdale Princess
CMBS Mortgage Loan Cap	June 2011	4.00%	$133,000	December 2013

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2012 and 2011

Leasehold Information
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Paris Marriott (a):
Property EBITDA	$—	$—	$—	$3,455
Revenue (b)	$—	$—	$—	$3,455

Lease expense	—	—	—	(3,274)
Less: Deferred gain on sale-leaseback	—	—	—	(1,214)
Adjusted lease expense	—	—	—	(4,488)

EBITDA contribution from leasehold	$—	$—	$—	$(1,033)

Marriott Hamburg:
Property EBITDA	$1,508	$1,734	$4,404	$5,034
Revenue (b)	$1,175	$1,255	$3,505	$3,747

Lease expense	(1,114)	(1,249)	(3,425)	(3,702)
Less: Deferred gain on sale-leaseback	(49)	(42)	(150)	(151)
Adjusted lease expense	(1,163)	(1,291)	(3,575)	(3,853)

EBITDA contribution from leasehold	$12	$(36)	$(70)	$(106)

Total Leaseholds:
Property EBITDA	$1,508	$1,734	$4,404	$8,489
Revenue (b)	$1,175	$1,255	$3,505	$7,202

Lease expense	(1,114)	(1,249)	(3,425)	(6,976)
Less: Deferred gain on sale-leasebacks	(49)	(42)	(150)	(1,365)
Adjusted lease expense	(1,163)	(1,291)	(3,575)	(8,341)

EBITDA contribution from leaseholds	$12	$(36)	$(70)	$(1,139)

Security Deposit (c):	September 30, 2012	December 31, 2011
Marriott Hamburg	$2,443	$2,462

(a)
On April 6, 2011, we sold our leasehold interest in the Paris Marriott hotel. The results of operations for the Paris Marriott hotel have been classified as discontinued operations for all periods presented.

(b)
For the nine months ended September 30, 2011, Revenue for the Paris Marriott hotel represents Property EBITDA. For the three and nine months ended September 30, 2012 and 2011, Revenue for the Marriott Hamburg hotel represents lease revenue.

(c)	The security deposit is recorded in prepaid expenses and other assets on the consolidated balance sheets.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2012

Non-GAAP Financial Measures
We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.
EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and the Value Creation Plan expense. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, with the exception of impairment of depreciable real estate. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and the Value Creation Plan expense. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding, excluding shares related to the JW Marriott Essex House Hotel put option. Dilutive securities may include shares granted under share-based compensation plans and operating partnership units. No effect is shown for securities that are anti-dilutive.
We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2012 and 2011

Reconciliation of Net Loss Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Net loss attributable to SHR common shareholders	$(8,557)	$(11,902)	$(43,071)	$(7,771)
Depreciation and amortization	25,649	25,526	76,416	86,222
Interest expense	19,942	21,838	58,627	67,148
Income taxes—continuing operations	(600)	867	215	279
Income taxes—discontinued operations	—	—	—	379
Noncontrolling interests	(17)	(16)	(126)	70
Adjustments from consolidated affiliates	(1,879)	(1,248)	(4,382)	(5,431)
Adjustments from unconsolidated affiliates	7,036	7,162	20,606	16,293
Preferred shareholder dividends	6,042	7,721	18,125	23,164
EBITDA	47,616	49,948	126,410	180,353
Realized portion of deferred gain on sale-leaseback—continuing operations	(49)	(42)	(150)	(151)
Realized portion of deferred gain on sale-leaseback—discontinued operations	—	—	—	(1,214)
Gain on sale of assets—continuing operations	—	—	—	(2,640)
Loss (gain) on sale of assets— discontinued operations	—	35	—	(100,930)
Loss on early extinguishment of debt	—	399	—	1,237
Loss on early termination of derivative financial instruments	—	—	—	29,242
Foreign currency exchange loss (gain)—continuing operations (a)	996	209	1,169	(77)
Foreign currency exchange loss (gain)—discontinued operations (a)	—	—	535	(51)
Adjustment for Value Creation Plan	(2,013)	(6,921)	2,759	9,078
Comparable EBITDA	$46,550	$43,628	$130,723	$114,847

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2012 and 2011

Reconciliation of Net Loss Attributable to SHR Common Shareholders to
Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Net loss attributable to SHR common shareholders	$(8,557)	$(11,902)	$(43,071)	$(7,771)
Depreciation and amortization	25,649	25,526	76,416	86,222
Corporate depreciation	(260)	(279)	(789)	(868)
Gain on sale of assets—continuing operations	—	—	—	(2,640)
Loss (gain) on sale of assets—discontinued operations	—	35	—	(100,930)
Realized portion of deferred gain on sale-leaseback—continuing operations	(49)	(42)	(150)	(151)
Realized portion of deferred gain on sale-leaseback—discontinued operations	—	—	—	(1,214)
Deferred tax expense on realized portion of deferred gain on sale-leasebacks	—	—	—	379
Noncontrolling interests adjustments	(121)	(134)	(374)	(440)
Adjustments from consolidated affiliates	(859)	(663)	(2,185)	(3,822)
Adjustments from unconsolidated affiliates	3,792	3,770	11,335	8,023
FFO	19,595	16,311	41,182	(23,212)
Redeemable noncontrolling interests	104	118	248	510
FFO—Fully Diluted	19,699	16,429	41,430	(22,702)
Non-cash mark to market of interest rate swaps	(1,688)	1,146	(4,405)	(487)
Loss on early extinguishment of debt	—	399	—	1,237
Loss on early termination of derivative financial instruments	—	—	—	29,242
Foreign currency exchange loss (gain)—continuing operations (a)	996	209	1,169	(77)
Foreign currency exchange loss (gain)—discontinued operations (a)	—	—	535	(51)
Adjustment for Value Creation Plan	(2,013)	(6,921)	2,759	9,078
Comparable FFO	$16,994	$11,262	$41,488	$16,240
Comparable FFO per diluted share	$0.08	$0.06	$0.21	$0.09
Weighted average diluted shares (b)	208,696	188,097	201,050	175,974

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

(b)	Excludes shares related to the JW Marriott Essex House Hotel put option.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2012

Debt Summary
(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
North Beach Venture	5.00%	Fixed	$1,476	January 2013
Marriott London Grosvenor Square (c)	1.70%	110 bp (c)	114,870	October 2013
Bank credit facility	3.21%	300 bp	124,000	June 2015
Four Seasons Washington, D.C.	3.36%	315 bp	130,000	July 2016
Westin St. Francis	6.09%	Fixed	215,673	June 2017
Fairmont Chicago	6.09%	Fixed	95,828	June 2017
JW Marriott Essex House Hotel	4.75%	400 bp	190,000	September 2017
Hyatt Regency La Jolla (d)	4.50% / 10.00%	400 bp / Fixed	90,000	December 2017
InterContinental Miami	3.71%	350 bp	85,000	July 2018
Loews Santa Monica Beach Hotel	4.06%	385 bp	110,000	July 2018
InterContinental Chicago	5.61%	Fixed	145,000	August 2021
			$1,301,847

(a)
Spread over LIBOR (0.21% at September 30, 2012). Interest on the JW Marriott Essex House Hotel loan is subject to a 0.75% LIBOR floor. Interest on the Hyatt Regency La Jolla loan is subject to a 0.50% LIBOR floor.

(b)	Includes extension options.

(c)	Principal balance of £71,070,000 at September 30, 2012. Spread over three-month GBP LIBOR (0.60% at September 30, 2012).

(d)
This loan was refinanced on November 1, 2012. The new principal and interest are reflected in the table. Interest on $72,000,000 is payable at LIBOR plus 4.00%, subject to a 0.50% LIBOR floor, and interest on $18,000,000 is payable at a fixed rate of 10.00%.

Domestic and European Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
February 2010	4.90%	$100,000	September 2014
February 2010	4.96%	100,000	December 2014
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016
	5.09%	$400,000

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR	Notional Amount	Maturity
October 2007	5.72%	£71,070	October 2013
Future scheduled debt principal payments (including extension options and the refinanced loan at the Hyatt Regency La Jolla) are as follows:

Years ending December 31,	Amount
2012 (remainder)	$2,148
2013	127,212
2014	13,872
2015	140,246
2016	150,661
Thereafter	867,708
$1,301,847

Percent of fixed rate debt including U.S. and European swaps	76.1%
Weighted average interest rate including U.S. and European swaps (e)	6.50%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	4.07

(e) Excludes the amortization of deferred financing costs and the amortization of the interest rate swap costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2012

Portfolio Data
Portfolio at September 30, 2012
(dollars in thousands)

Hotel	Location	Number of Rooms	% of Total Rooms	% of QTR September 2012 Property EBITDA	QTR September 2012 Property EBITDA
United States:
Westin St. Francis	San Francisco, CA	1,195	14%	15%	$8,466
InterContinental Chicago (a)	Chicago, IL	792	10%	12%	6,511
Hotel del Coronado (b)	Coronado, CA	757	9%	9%	4,994
Fairmont Chicago	Chicago, IL	687	8%	6%	3,019
Fairmont Scottsdale Princess (c)	Scottsdale, AZ	649	8%	(2)%	(1,082)
InterContinental Miami	Miami, FL	641	8%	—%	(124)
JW Marriott Essex House Hotel (d)	New York, NY	509	6%	2%	916
Hyatt Regency La Jolla (e)	La Jolla, CA	419	5%	3%	1,785
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	15%	8,165
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	2%	1,011
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	5%	10%	5,406
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	7%	4,009
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	4%	2,435
Four Seasons Silicon Valley (f)	East Palo Alto, CA	200	2%	3%	1,494
Four Seasons Jackson Hole (f)	Teton Village, WY	124	1%	6%	3,494
Total United States		7,583	92%	92%	50,499
Mexican:
Four Seasons Punta Mita Resort	Punta Mita, Mexico	173	2%	(2)%	(1,090)
Total Mexican		173	2%	(2)%	(1,090)
Total North American		7,756	94%	90%	49,409
European:
Marriott Hamburg (g)	Hamburg, Germany	278	3%	N/A	N/A
Marriott London Grosvenor Square	London, England	237	3%	10%	5,382
Total European		515	6%	10%	5,382
		8,271	100%	100%	$54,791

(a)
Prior to June 24, 2011, we owned a 51% controlling interest in the entity that owns the InterContinental Chicago hotel and consolidated this hotel for reporting purposes. On June 24, 2011, we purchased the remaining 49% interest and now own 100% of this hotel.

(b)
Prior to February 4, 2011, we owned a 45% interest in the unconsolidated affiliate that owns the Hotel del Coronado. On February 4, 2011, we completed a recapitalization of the unconsolidated affiliate and our ownership interest decreased from 45% to 34.3%. We account for this investment under the equity method of accounting and record equity in losses of the unconsolidated affiliate in our consolidated statements of operations. Property EBITDA has been calculated based on our 34.3% ownership.

(c)
Prior to June 9, 2011, we owned 100% of the Fairmont Scottsdale Princess hotel. On June 9, 2011, we completed a recapitalization of the entity and our ownership interest decreased to 50%. We now account for this investment under the equity method of accounting and record equity in losses of the unconsolidated affiliate in our consolidated statements of operations. Property EBITDA has been calculated based on our 50.0% ownership.

(d)
On September 14, 2012, we purchased a 51% controlling interest in this hotel. We have included the results of this hotel in the percentage of Property EBITDA and quarterly Property EBITDA calculations above only for our period of ownership.

(e)
Prior to June 24, 2011, we owned a 51% controlling interest in the entity that owns the Hyatt Regency La Jolla hotel. On June 24, 2011, we purchased an additional 2.5% interest and continue to consolidate this hotel for reporting purposes.

(f)	On March 11, 2011, we purchased these hotels.

(g)	We sublease this property and have not included it in the percentage of Property EBITDA calculation.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended September 30, 2012
Seasonality by Geographic Region
(dollars in thousands)

Same store property revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of the unconsolidated Hotel del Coronado and Fairmont Scottsdale Princess hotel and (ii) presentation of the hotels without regard to either ownership structure or leaseholds. Acquisition property and the related date of purchase is as follows: JW Marriott Essex House Hotel (September 14, 2012).

United States Hotels (as of September 30, 2012)
Acquisition property revenues - 1 Property and 509 Rooms
Same store property revenues - 12 Properties and 5,668 Rooms

	Three Months Ended
	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	Total
Acquisition property revenues (a)	$—	$—	$—	$3,838	$3,838
Acquisition property revenues (b)	25,924	14,706	23,377	15,719	79,726
Same store property revenues	171,798	159,384	182,367	185,409	698,958
Total pro forma revenues	$197,722	$174,090	$205,744	$204,966	$782,522
Pro forma seasonality %	25.3%	22.2%	26.3%	26.2%	100.0%

Mexican Hotel (as of September 30, 2012)
Same store property revenues - 1 Property and 173 Rooms

	Three Months Ended
	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	Total
Same store property revenues	$10,181	$9,930	$8,153	$3,755	$32,019
Same store seasonality %	31.8%	31.0%	25.5%	11.7%	100.0%

North American Hotels (as of September 30, 2012)
Acquisition property revenues - 1 Property and 509 Rooms
Same store property revenues - 13 Properties and 5,841 Rooms

	Three Months Ended
	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	Total
Acquisition property revenues (a)	$—	$—	$—	$3,838	$3,838
Acquisition property revenues (b)	25,924	14,706	23,377	15,719	79,726
Same store property revenues	181,979	169,314	190,520	189,164	730,977
Total pro forma revenues	$207,903	$184,020	$213,897	$208,721	$814,541
Same store seasonality %	25.5%	22.6%	26.3%	25.6%	100.0%

European Hotels (as of September 30, 2012)
Same store property revenues - 2 Properties and 515 Rooms

	Three Months Ended
	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	Total
Same store property revenues	$16,230	$12,477	$15,303	$15,849	$59,859
Same store seasonality %	27.1%	20.8%	25.6%	26.5%	100.0%

(a) Acquisition property revenues for our period of ownership
(b) Acquisition property revenues prior to our period of ownership

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2012 and 2011

Operating Statistics by Geographic Region
The Total United States portfolio is derived from our hotel portfolio at September 30, 2012, consisting of all properties located in the United States with the exception of the JW Marriott Essex House Hotel, including the Four Seasons Jackson Hole hotel, the Four Seasons Silicon Valley hotel and 100% of the operations of the Hotel del Coronado and the Fairmont Scottsdale Princess hotel. The Total North American portfolio includes the Total United States portfolio and the Four Seasons Punta Mita Resort. Adjustments to the same store portfolios are the (i) exclusion of unconsolidated Hotel del Coronado and Fairmont Scottsdale Princess hotel, (ii) exclusion of the JW Marriott Essex House Hotel for the three and nine months ended September 30, 2012 and 2011, (iii) exclusion of the Four Seasons Jackson Hole and Four Seasons Silicon Valley hotels for the nine months ended September 30, 2012 and 2011, (iv) exclusion of Paris Marriott hotel as this property's results of operations were reclassified to discontinued operations for the periods presented and (v) presentation of the hotels without regard to either ownership structure or leaseholds.
Total United States Hotels (as of September 30, 2012)
14 Properties
7,074 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2012	2011	Change		2012	2011	Change
ADR	$271.50	$258.06	5.2%		$260.46	$246.97	5.5%
Average Occupancy	77.1%	76.7%	0.4	pts	73.7%	72.2%	1.5	pts
RevPAR	$209.39	$197.98	5.8%		$191.88	$178.23	7.7%
Total RevPAR	$372.08	$352.09	5.7%		$359.76	$337.02	6.7%
Property EBITDA Margin	24.1%	24.1%	—	pts	23.4%	22.1%	1.3	pts
Total North American Hotels (as of September 30, 2012)
15 Properties
7,247 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2012	2011	Change		2012	2011	Change
ADR	$272.89	$259.98	5.0%		$264.81	$252.15	5.0%
Average Occupancy	75.9%	75.8%	0.1	pts	72.9%	71.5%	1.4	pts
RevPAR	$207.15	$196.98	5.2%		$192.98	$180.28	7.0%
Total RevPAR	$368.81	$350.36	5.3%		$362.18	$340.92	6.2%
Property EBITDA Margin	23.3%	23.3%	—	pts	23.2%	22.1%	1.1	pts
Same Store North American Hotels (as of September 30, 2012)
13 Properties (three month period) 11 Properties (nine month period)
5,841 Rooms (three month period) 5,517 Rooms (nine month period)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2012	2011	Change		2012	2011	Change
ADR	$257.57	$246.70	4.4%		$245.32	$233.71	5.0%
Average Occupancy	78.5%	77.6%	0.9	pts	74.3%	72.5%	1.8	pts
RevPAR	$202.27	$191.47	5.6%		$182.26	$169.37	7.6%
Total RevPAR	$354.07	$334.68	5.8%		$330.11	$309.72	6.6%
Property EBITDA Margin	23.6%	22.2%	1.4	pts	22.5%	21.1%	1.4	pts
Same Store European Hotels (as of September 30, 2012)
2 Properties
515 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2012	2011	Change		2012	2011	Change
ADR	$298.73	$293.97	1.6%		$280.89	$283.76	(1.0)%
Average Occupancy	86.3%	87.6%	(1.3)	pts	83.1%	81.5%	1.6	pts
RevPAR	$257.85	$257.47	0.1%		$233.45	$231.28	0.9%
Total RevPAR	$334.51	$334.14	0.1%		$309.19	$310.90	(0.6)%
Property EBITDA Margin	43.5%	38.6%	4.9	pts	39.4%	36.5%	2.9	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2012 and 2011

Selected Financial and Operating Information by Property
(in thousands, except operating information)
The following tables present selected financial and operating information by property for the three and nine months ended September 30, 2012 and 2011. Property EBITDA reflects property net operating income or loss plus depreciation and amortization.

	Three Months Ended September 30,				Nine Months Ended September 30,
UNITED STATES HOTELS:	2012	2011	Change		2012	2011	Change
FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$16,379	$16,763	(2.3)%		$45,243	$42,293	7.0%
Property EBITDA	$3,019	$4,487	(32.7)%		$7,651	$7,519	1.8%
Selected Operating Information:
Rooms	687	687	—		687	687	—
Average occupancy	78.0%	78.8%	(0.8)	pts	67.9%	65.7%	2.2	pts
ADR	$211.93	$212.55	(0.3)%		$214.74	$206.36	4.1%
RevPAR	$165.33	$167.57	(1.3)%		$145.70	$135.63	7.4%
Total RevPAR	$259.14	$265.23	(2.3)%		$240.35	$225.50	6.6%

FAIRMONT SCOTTSDALE PRINCESS
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 50% as of September 30, 2012 and 2011, respectively):
Total revenues	$10,607	$10,280	3.2%		$56,735	$54,923	3.3%
Property EBITDA	$(2,163)	$(2,452)	11.8%		$9,743	$8,076	20.6%
Selected Operating Information:
Rooms	649	649	—		649	649	—
Average occupancy	51.0%	49.4%	1.6	pts	64.7%	65.4%	(0.7)	pts
ADR	$147.42	$146.82	0.4%		$230.01	$218.62	5.2%
RevPAR	$75.18	$72.56	3.6%		$148.81	$142.87	4.2%
Total RevPAR	$177.65	$172.17	3.2%		$319.05	$309.99	2.9%

FOUR SEASONS JACKSON HOLE
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$12,454	$11,053	12.7%		$28,704	N/A	N/A
Property EBITDA	$3,494	$2,949	18.5%		$5,766	N/A	N/A
Selected Operating Information (This table includes statistical information only for our period of ownership. For the nine months ended September 30, 2011, average occupancy was 63.7%, ADR was $523.50, RevPAR was $333.43 and Total RevPAR was $759.45.):

Rooms	124	124	—		124	N/A	N/A
Average occupancy	80.4%	76.6%	3.8	pts	67.1%	N/A	N/A
ADR	$607.03	$590.81	2.7%		$538.63	N/A	N/A
RevPAR	$488.10	$452.33	7.9%		$361.48	N/A	N/A
Total RevPAR	$1,091.69	$968.86	12.7%		$844.83	N/A	N/A

FOUR SEASONS SILICON VALLEY
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$8,082	$6,739	19.9%		$24,107	N/A	N/A
Property EBITDA	$1,494	$868	72.1%		$5,119	N/A	N/A
Selected Operating Information (This table includes statistical information only for our period of ownership. For the nine months ended September 30, 2011, average occupancy was 69.1%, ADR was $296.87, RevPAR was $205.13 and Total RevPAR was $379.52.):

Rooms	200	200	—		200	N/A	N/A
Average occupancy	81.3%	73.2%	8.1	pts	76.0%	N/A	N/A
ADR	$305.76	$286.97	6.5%		$314.66	N/A	N/A
RevPAR	$248.71	$210.05	18.4%		$238.99	N/A	N/A
Total RevPAR	$439.22	$366.22	19.9%		$439.91	N/A	N/A

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2012 and 2011

	Three Months Ended September 30,				Nine Months Ended September 30,
	2012	2011	Change		2012	2011	Change
FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$13,639	$14,877	(8.3)%		$45,526	$45,315	0.5%
Property EBITDA	$2,435	$3,686	(33.9)%		$9,518	$10,522	(9.5)%
Selected Operating Information:
Rooms	222	222	—		222	222	—
Average occupancy	67.0%	70.9%	(3.9)	pts	72.0%	71.3%	0.7	pts
ADR	$478.96	$557.19	(14.0)%		$512.89	$532.00	(3.6)%
RevPAR	$320.67	$394.98	(18.8)%		$369.46	$379.56	(2.7)%
Total RevPAR	$667.78	$728.41	(8.3)%		$748.44	$747.70	0.1%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 34.3% as of September 30, 2012 and 2011):
Total revenues	$44,978	$43,417	3.6%		$110,332	$106,404	3.7%
Property EBITDA	$14,560	$16,995	(14.3)%		$33,522	$34,748	(3.5)%
Selected Operating Information:
Rooms	757	757	—		757	757	—
Average occupancy	77.2%	84.2%	(7.0)	pts	69.7%	71.6%	(1.9)	pts
ADR	$463.44	$410.86	12.8%		$385.59	$362.73	6.3%
RevPAR	$357.75	$345.91	3.4%		$268.75	$259.73	3.5%
Total RevPAR	$645.83	$623.42	3.6%		$531.93	$514.87	3.3%

HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$8,946	$8,069	10.9%		$27,358	$25,923	5.5%
Property EBITDA	$1,785	$1,302	37.1%		$5,883	$4,651	26.5%
Selected Operating Information:
Rooms	419	419	—		419	419	—
Average occupancy	80.0%	79.7%	0.3	pts	77.3%	77.4%	(0.1)	pts
ADR	$173.34	$161.61	7.3%		$168.57	$158.98	6.0%
RevPAR	$138.67	$128.82	7.6%		$130.36	$123.05	5.9%
Total RevPAR	$232.06	$209.31	10.9%		$238.30	$226.63	5.1%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$20,962	$18,787	11.6%		$54,062	$48,076	12.5%
Property EBITDA	$6,511	$5,045	29.1%		$12,419	$11,457	8.4%
Selected Operating Information:
Rooms	792	792	—		792	792	—
Average occupancy	87.2%	85.6%	1.6	pts	76.6%	76.5%	0.1	pts
ADR	$194.58	$183.83	5.8%		$189.77	$180.02	5.4%
RevPAR	$169.62	$157.32	7.8%		$145.33	$137.70	5.5%
Total RevPAR	$287.68	$257.83	11.6%		$249.13	$222.35	12.0%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2012 and 2011

	Three Months Ended September 30,				Nine Months Ended September 30,
	2012	2011	Change		2012	2011	Change
INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$8,690	$6,981	24.5%		$40,793	$35,307	15.5%
Property EBITDA	$(124)	$(658)	81.2%		$10,383	$7,912	31.2%
Selected Operating Information:
Rooms	641	641	—		641	641	—
Average occupancy	64.7%	55.8%	8.9	pts	76.9%	69.1%	7.8	pts
ADR	$129.46	$118.10	9.6%		$170.88	$165.02	3.6%
RevPAR	$83.78	$65.95	27.0%		$131.36	$113.95	15.3%
Total RevPAR	$147.35	$118.37	24.5%		$232.26	$201.76	15.1%

JW MARRIOTT ESSEX HOUSE HOTEL
No table has been provided since we did not own the property for the entire periods presented.

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$15,263	$14,447	5.6%		$39,979	$37,279	7.2%
Property EBITDA	$5,406	$4,699	15.0%		$11,904	$10,054	18.4%
Selected Operating Information:
Rooms	342	342	—		342	342	—
Average occupancy	95.0%	95.1%	(0.1)	pts	90.2%	89.6%	0.6	pts
ADR	$375.26	$350.72	7.0%		$328.38	$305.68	7.4%
RevPAR	$356.37	$333.59	6.8%		$296.10	$274.02	8.1%
Total RevPAR	$485.11	$459.17	5.6%		$426.64	$399.28	6.9%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$8,359	$8,483	(1.5)%		$21,692	$21,013	3.2%
Property EBITDA	$1,011	$1,060	(4.6)%		$803	$1,170	(31.4)%
Selected Operating Information:
Rooms	389	389	—		389	389	—
Average occupancy	70.6%	66.4%	4.2	pts	61.0%	51.0%	10.0	pts
ADR	$121.55	$118.73	2.4%		$122.35	$122.12	0.2%
RevPAR	$85.79	$78.85	8.8%		$74.62	$62.23	19.9%
Total RevPAR	$255.80	$259.62	(1.5)%		$221.29	$214.36	3.2%

RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$16,128	$16,054	0.5%		$43,037	$41,470	3.8%
Property EBITDA	$4,009	$3,827	4.8%		$9,082	$7,236	25.5%
Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	72.6%	77.8%	(5.2)	pts	66.2%	68.3%	(2.1)	pts
ADR	$424.87	$389.44	9.1%		$385.88	$352.73	9.4%
RevPAR	$308.59	$303.04	1.8%		$255.28	$240.89	6.0%
Total RevPAR	$671.66	$668.58	0.5%		$601.79	$582.01	3.4%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2012 and 2011

	Three Months Ended September 30,				Nine Months Ended September 30,
	2012	2011	Change		2012	2011	Change
RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$23,534	$19,917	18.2%		$59,125	$50,646	16.7%
Property EBITDA	$8,165	$6,159	32.6%		$18,535	$12,791	44.9%
Selected Operating Information:
Rooms	396	396	—		396	396	—
Average occupancy	77.0%	71.9%	5.1	pts	67.3%	64.6%	2.7	pts
ADR	$440.96	$391.02	12.8%		$385.75	$344.44	12.0%
RevPAR	$339.65	$281.00	20.9%		$259.54	$222.58	16.6%
Total RevPAR	$645.97	$546.70	18.2%		$544.91	$468.48	16.3%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$32,975	$32,177	2.5%		$97,532	$93,017	4.9%
Property EBITDA	$8,466	$6,894	22.8%		$21,863	$19,833	10.2%
Selected Operating Information:
Rooms	1,195	1,195	—		1,195	1,195	—
Average occupancy	88.5%	90.7%	(2.2)	pts	82.9%	83.2%	(0.3)	pts
ADR	$232.74	$212.76	9.4%		$227.40	$206.86	9.9%
RevPAR	$205.86	$193.03	6.6%		$188.53	$172.06	9.6%
Total RevPAR	$299.93	$292.68	2.5%		$297.87	$285.12	4.5%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2012 and 2011

	Three Months Ended September 30,				Nine Months Ended September 30,
MEXICAN HOTEL:	2012	2011	Change		2012	2011	Change
FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$3,755	$4,457	(15.8)%		$21,838	$23,611	(7.5)%
Property EBITDA	$(1,090)	$(667)	(63.4)%		$3,744	$4,845	(22.7)%
Selected Operating Information:
Rooms	173	173	—		173	173	—
Average occupancy	26.6%	37.0%	(10.4)	pts	40.5%	44.1%	(3.6)	pts
ADR	$436.74	$422.13	3.5%		$587.82	$597.54	(1.6)%
RevPAR	$115.96	$156.06	(25.7)%		$237.86	$263.45	(9.7)%
Total RevPAR	$235.93	$280.00	(15.7)%		$460.71	$499.93	(7.8)%

EUROPEAN HOTELS:
MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$5,491	$6,016	(8.7)%		$15,770	$17,449	(9.6)%
Property EBITDA	$1,508	$1,734	(13.0)%		$4,404	$5,034	(12.5)%
Selected Operating Information:
Rooms	278	278	—		278	278	—
Average occupancy	88.2%	84.7%	3.5	pts	82.5%	82.5%	—	pts
ADR	$183.19	$205.15	(10.7)%		$182.81	$202.24	(9.6)%
RevPAR	$161.66	$173.75	(7.0)%		$150.85	$166.77	(9.5)%
Total RevPAR	$214.70	$235.21	(8.7)%		$207.04	$229.91	(9.9)%

MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information:
Total revenues	$10,358	$9,816	5.5%		$27,859	$26,263	6.1%
Property EBITDA	$5,382	$4,377	23.0%		$12,795	$10,935	17.0%
Selected Operating Information:
Rooms	237	237	—		237	237	—
Average occupancy	84.1%	91.0%	(6.9)	pts	83.8%	80.4%	3.4	pts
ADR	$441.02	$390.97	12.8%		$394.14	$381.84	3.2%
RevPAR	$370.69	$355.68	4.2%		$330.34	$306.94	7.6%
Total RevPAR	$475.06	$450.18	5.5%		$429.01	$405.91	5.7%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2012 and 2011

Reconciliation of Property EBITDA to EBITDA
(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2012		2011		2012		2011
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Fairmont Chicago	$3,019	$3,019	$4,487	$4,487	$7,651	$7,651	$7,519	$7,519
Fairmont Scottsdale Princess (a)	(2,163)	—	(2,452)	—	9,743	—	8,076	11,272
Four Seasons Jackson Hole (b)	3,494	3,494	2,949	2,949	5,766	5,766	—	2,962
Four Seasons Silicon Valley (b)	1,494	1,494	868	868	5,119	5,119	—	2,504
Four Seasons Washington, D.C.	2,435	2,435	3,686	3,686	9,518	9,518	10,522	10,522
Hotel del Coronado (c)	14,560	—	16,995	—	33,522	—	34,748	—
Hyatt Regency La Jolla	1,785	1,785	1,302	1,302	5,883	5,883	4,651	4,651
InterContinental Chicago	6,511	6,511	5,045	5,045	12,419	12,419	11,457	11,457
InterContinental Miami	(124)	(124)	(658)	(658)	10,383	10,383	7,912	7,912
JW Marriott Essex House Hotel (d)	—	916	—	—	—	916	—	—
Loews Santa Monica Beach Hotel	5,406	5,406	4,699	4,699	11,904	11,904	10,054	10,054
Marriott Lincolnshire Resort	1,011	1,011	1,060	1,060	803	803	1,170	1,170
Ritz-Carlton Half Moon Bay	4,009	4,009	3,827	3,827	9,082	9,082	7,236	7,236
Ritz-Carlton Laguna Niguel	8,165	8,165	6,159	6,159	18,535	18,535	12,791	12,791
Westin St. Francis	8,466	8,466	6,894	6,894	21,863	21,863	19,833	19,833
Four Seasons Punta Mita Resort	(1,090)	(1,090)	(667)	(667)	3,744	3,744	4,845	4,845
Marriott Hamburg (e)	1,508	61	1,734	6	4,404	80	5,034	45
Marriott London Grosvenor Square	5,382	5,382	4,377	4,377	12,795	12,795	10,935	10,935
	$63,868	$50,940	$60,305	$44,034	$183,134	$136,461	$156,783	$125,708
Adjustments:
Corporate expenses		(6,956)		2,228		(23,632)		(24,206)
Interest income		42		41		122		124
Loss on early extinguishment of debt		—		(399)		—		(1,237)
Loss on early termination of derivative financial instruments		—		—		—		(29,242)
Equity in losses of unconsolidated affiliates		(2,257)		(1,867)		(2,054)		(6,266)
Foreign currency exchange (loss) gain		(996)		(209)		(1,169)		77
Other income, net		436		355		1,365		4,716
Income (loss) from discontinued operations		—		19		(535)		101,215
Income taxes—discontinued operations		—		—		—		379
Noncontrolling interest in consolidated affiliates		1,241		(254)		891		(997)
Adjustments from consolidated affiliates		(1,879)		(1,248)		(4,382)		(5,431)
Adjustments from unconsolidated affiliates		7,036		7,162		20,606		16,293
Other adjustments		9		86		(1,263)		(780)
EBITDA		$47,616		$49,948		$126,410		$180,353

(a)
Prior to June 9, 2011, we owned 100% of the Fairmont Scottsdale Princess hotel. On June 9, 2011, we completed a recapitalization of the entity and our ownership interest decreased to 50%. We now account for this investment under the equity method of accounting. Therefore, EBITDA related to our interest in this property subsequent to June 9, 2011 is reflected in adjustments from unconsolidated affiliates for the three and nine months ended September 30, 2012 and 2011 Property EBITDA represents 100% of revenue and expenses generated by the property.

(b)
On March 11, 2011, we purchased the Four Seasons Jackson Hole and the Four Seasons Silicon Valley hotels. We have not included the results of these hotels in Property EBITDA for the nine months ended September 30, 2011 above since we did not own the properties for the entire period.

(c)
We account for this property under the equity method of accounting. Therefore, EBITDA related to our interest in this property is reflected in adjustments from unconsolidated affiliates. Property EBITDA represents 100% of revenue and expenses generated by this property.

(d)
On September 14, 2012, we purchased a 51% controlling interest in this hotel. We have not included the results of this hotel in Property EBITDA for the three and nine months ended September 30, 2012 and 2011 above since we did not own the property for the entire period.

(e)
We have a leasehold interest in and sublease this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2012 and 2011

Reconciliation of Property EBITDA to Comparable EBITDA
(in thousands)

	Three Months Ended September 30, 2012			Nine Months Ended September 30, 2012
	Property EBITDA	Adjustments	Comparable EBITDA	Property EBITDA	Adjustments	Comparable EBITDA
Urban Hotels:
Fairmont Chicago	$3,019	$—	$3,019	$7,651	$—	$7,651
Four Seasons Silicon Valley	1,494	—	1,494	5,119	—	5,119
Four Seasons Washington, D.C.	2,435	—	2,435	9,518	—	9,518
Hyatt Regency La Jolla	1,785	(830)	955	5,883	(2,736)	3,147
InterContinental Chicago	6,511	—	6,511	12,419	—	12,419
InterContinental Miami	(124)	—	(124)	10,383	—	10,383
JW Marriott Essex House Hotel	916	(449)	467	916	(449)	467
Westin St. Francis	8,466	—	8,466	21,863	—	21,863
Total Urban Hotels	24,502	(1,279)	23,223	73,752	(3,185)	70,567
Resorts:
Fairmont Scottsdale Princess	(2,163)	1,076	(1,087)	9,743	(4,916)	4,827
Four Seasons Jackson Hole	3,494	—	3,494	5,766	—	5,766
Four Seasons Punta Mita Resort	(1,090)	—	(1,090)	3,744	—	3,744
Hotel del Coronado	14,560	(9,585)	4,975	33,522	(22,086)	11,436
Loews Santa Monica Beach Hotel	5,406	—	5,406	11,904	—	11,904
Marriott Lincolnshire Resort	1,011	—	1,011	803	—	803
Ritz-Carlton Half Moon Bay	4,009	—	4,009	9,082	—	9,082
Ritz-Carlton Laguna Niguel	8,165	—	8,165	18,535	—	18,535
Total Resorts	33,392	(8,509)	24,883	93,099	(27,002)	66,097
European Hotels:
Marriott Hamburg	1,508	(1,496)	12	4,404	(4,474)	(70)
Marriott London Grosvenor Square	5,382	—	5,382	12,795	—	12,795
Total European Hotels	6,890	(1,496)	5,394	17,199	(4,474)	12,725
	$64,784	$(11,284)	$53,500	$184,050	$(34,661)	$149,389

	% of QTR Comparable EBITDA			% of YTD Comparable EBITDA
Urban Hotels	43%			47%
Resorts	47%			44%
European Hotels	10%			9%
Total	100%			100%

Total United States Urban Hotels (as of September 30, 2012) (a)
7 Properties
4,156 Rooms
	Three Months Ended September 30,				Nine Months Ended September 30,
	2012	2011	Change		2012	2011	Change
ADR	$217.26	$211.06	2.9%		$222.16	$211.16	5.2%
Average Occupancy	80.5%	79.4%	1.1	pts	76.8%	74.9%	1.9	pts
RevPAR	$174.84	$167.55	4.4%		$170.63	$158.26	7.8%
Total RevPAR	$286.83	$273.03	5.1%		$293.85	$273.80	7.3%
Property EBITDA Margin	21.5%	20.7%	0.8	pts	21.8%	20.9%	0.9	pts

Total United States Resorts (as of September 30, 2012)
7 Properties
2,918 Rooms
	Three Months Ended September 30,				Nine Months Ended September 30,
	2012	2011	Change		2012	2011	Change
ADR	$358.51	$331.85	8.0%		$321.69	$303.61	6.0%
Average Occupancy	72.3%	72.9%	(0.6)	pts	69.2%	68.2%	1.0	pts
RevPAR	$259.18	$241.84	7.2%		$222.47	$206.97	7.5%
Total RevPAR	$494.92	$466.01	6.2%		$454.63	$427.99	6.2%
Property EBITDA Margin	26.3%	26.9%	(0.6)	pts	24.8%	23.3%	1.5	pts

(a) Excludes JW Marriott Essex House Hotel.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2012

2012 Guidance
(in millions, except per share data)

	Year Ended December 31, 2012
Operational Guidance	Low Range	High Range
North American same store Total RevPAR growth (a)	5.0%	7.0%
North American same store RevPAR growth (a)	6.0%	8.0%

(a)
Includes North American hotels which are consolidated in our financial results, but excludes the Four Seasons Jackson Hole and Four Seasons Silicon Valley hotels, which were acquired in 2011, and the JW Marriott Essex House Hotel, which was acquired in 2012.

	Year Ended December 31, 2012
Comparable EBITDA Guidance	Low Range	High Range
Net loss attributable to common shareholders	$(85.9)	$(71.0)
Depreciation and amortization	120.3	120.3
Interest expense	83.4	83.4
Income taxes	0.8	0.8
Noncontrolling interests	(0.3)	(0.2)
Adjustments from consolidated affiliates	(9.4)	(9.4)
Adjustments from unconsolidated affiliates	27.7	27.7
Preferred shareholder dividends	24.2	24.2
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Adjustment for Value Creation Plan	2.8	2.8
Other adjustments	1.6	1.6
Comparable EBITDA	$165.0	$180.0

	Year Ended December 31, 2012
Comparable FFO Guidance	Low Range	High Range
Net loss attributable to common shareholders	$(85.9)	$(71.0)
Depreciation and amortization	119.2	119.2
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Noncontrolling interests	(0.3)	(0.1)
Adjustments from consolidated affiliates	(5.0)	(5.0)
Adjustments from unconsolidated affiliates	15.2	15.2
Adjustment for Value Creation Plan	2.8	2.8
Other adjustments	(2.8)	(2.8)
Comparable FFO	$43.0	$58.1
Comparable FFO per diluted share	$0.21	$0.29